================================================================================




                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K



                                CURRENT REPORT
                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


                         Date of Report:  May 2, 1997
                       (Date of earliest event reported)


                               KOO KOO ROO, INC.
            (Exact name of registrant as specified in its charter)


        Delaware               Commission File:               22-3132583
(State or other jurisdiction       0-19548                 (I.R.S. Employer
   of incorporation or                                    Identification No.)
      organization)



                         11075 Santa Monica Boulevard
                                   Suite 225
                         Los Angeles, California 90025
         (Address of principal executive offices, including zip code)



                                (310) 479-2080
             (Registrant's telephone number, including area code)


================================================================================

ITEM 5.   OTHER EVENTS.

     On April 17, 1997, at a Special Meeting of the Registrant's stockholders, the stockholders approved a proposal to approve and reserve for issuance shares of the Registrant's common stock, $.01 par value per share (the "Common Stock"), issuable upon the conversion of shares of the Company's Series B 6% Adjustable Convertible Preferred Stock issued in a February 1997 private placement, as dividends thereon and in respect of related placement agent warrants.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized,


                                          KOO KOO ROO, INC.



Date:  May 2, 1997                        By  /s/ Robert F. Kautz
                                              -------------------
                                              Name:  Robert F. Kautz
                                              Title: President

                                       3